EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002, 10 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K of Radius Global Infrastructure, Inc. (the “Company”) for the period ended December 31, 2021 to be filed with the Securities and Exchange Commission on or about the date hereof (the “report”), I, Glenn J. Breisinger, Chief Financial Officer and Treasurer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

Date: March 1, 2022

By: /s/Glenn J. Breisinger
Name: Glenn J. Breisinger
Title: Chief Financial Officer and Treasurer